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                                                                   Exhibit 11(a)

                          INDEPENDENT AUDITOR'S CONSENT


The Board of Trustees of
INTRUST Funds Trust:


We consent to the use of our report dated December 19, 1997 for the INTRUST Funds Trust and incorporated by reference herein and to the reference to our firm under the headings "Financial Highlights" in the Prospectus and "Independent Auditors" and "Financial Statements" in the Statement of Additional Information.


                                         KPMG PEAT MARWICK LLP

Columbus, Ohio
February 27, 1998